UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 14, 2012
KAISER ALUMINUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52105	94-3030279
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

27422 Portola Parkway, Suite 200
	Foothill Ranch, California	92610-2831
	(Address of Principal Executive Offices)	(Zip Code)

(949) 614-1740
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed in the Quarterly Report on Form 10-Q of Kaiser Aluminum Corporation (the "Company") for the quarter ended March 31, 2012, filed with the Securities and Exchange Commission (the "SEC") on April 26, 2012, beginning with the quarter ended March 31, 2012, the Company changed its segment reporting to report its primary aluminum hedging activities in its Fabricated Products segment because the Company had begun conducting its primary aluminum hedging activities solely through the Fabricated Products segment. As a result, for the quarter ended March 31, 2012, the Company's operations consisted, and will continue to consist, of the Fabricated Products segment and two business units, Secondary Aluminum and Corporate and Other. The Secondary Aluminum and Corporate and Other business units are combined into one category, All Other, which is not considered a reportable segment.

Prior to January 1, 2012, the Company included its primary aluminum hedging activities in its Hedging business unit, which was included with Secondary Aluminum and Corporate and Other in All Other.

In connection with this revised segment presentation in this Current Report on Form 8-K (the “Current Report”), the Company is updating the following items that were originally included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 10-K”) to reflect the changes noted above:

•	Item II, Part 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, attached hereto as Exhibit 99.1 and incorporated herein by reference; and

•	Part II, Item 8. Financial Statements and Supplementary Data, attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information included in this Current Report is presented for informational purposes only in connection with the above-described segment reporting change. There is no change to the Company's previously reported consolidated net operating results, financial condition or cash flows. This Current Report does not reflect events occurring subsequent to the filing of the 2011 10-K with the SEC on February 29, 2012, and does not modify or update the disclosures therein in any way, other than as required to reflect the change in segments as described above and set forth in Exhibits 99.1 and 99.2 attached hereto. For information on developments regarding the Company since the filing of the 2011 10-K, please refer to the Company's reports filed with the SEC, including the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits .

Exhibit
Number	Description
23.1	Consent of Deloitte & Touche LLP.
99.1	Management's Discussion and Analysis of Financial Condition and Results of Operations (superseding Part II, Item 7 of the Annual Report on Form 10-K for the year ended December 31, 2011).
99.2	Financial Statements and Supplementary Data (superseding Part II, Item 8 of the Annual Report for the year ended December 31, 2011).
*101.INS	XBRL Instance
*101.SCH	XBRL Taxonomy Extension Schema
*101.CAL	XBRL Taxonomy Extension Calculation
*101.DEF	XBRL Taxonomy Extension Definition
*101.LAB	XBRL Taxonomy Extension Label
*101.PRE	XBRL Taxonomy Extension Presentation

*
As provided in Rule 406T of Regulation S-T, XBRL information is furnished but deemed not filed for purposes of sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)

By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai Assistant Secretary and Assistant General Counsel
Date: May 14, 2012

INDEX OF EXHIBITS

Exhibit
Number	Description
23.1	Consent of Deloitte & Touche LLP.
99.1	Management's Discussion and Analysis of Financial Condition and Results of Operations (superseding Part II, Item 7 of the Annual Report on Form 10-K for the year ended December 31, 2011).
99.2	Financial Statements and Supplementary Data (superseding Part II, Item 8 of the Annual Report for the year ended December 31, 2011).
*101.INS	XBRL Instance
*101.SCH	XBRL Taxonomy Extension Schema
*101.CAL	XBRL Taxonomy Extension Calculation
*101.DEF	XBRL Taxonomy Extension Definition
*101.LAB	XBRL Taxonomy Extension Label
*101.PRE	XBRL Taxonomy Extension Presentation

*
As provided in Rule 406T of Regulation S-T, XBRL information is furnished but deemed not filed for purposes of sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.